                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Solicitin Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE AMERICAS GROWTH FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         THE AMERICAS GROWTH FUND, INC.
                              701 BRICKELL AVENUE
                                   SUITE 2000
                              MIAMI, FLORIDA 33131

                    ________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 4, 1996
                    ________________________________________

To our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of The Americas Growth Fund, Inc. (the "Company") to be held at the Sheraton Biscayne Bay, 495 Brickell Avenue, Miami, Florida on April 4, 1996 at 10:00 a.m., local time, for the following purposes:

         1.      To elect two Class I directors of the Company;

         2. To act upon a proposal to withdraw the Company's election as a business development company under the Investment Company Act of 1940 (the "1940 Act"), as a result of which the Company will no longer be subject to regulation under the 1940 Act; and

         3. To take action upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

         January 24, 1996 has been fixed as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the meeting. Such stockholders may vote in person or by proxy. If your shares are held in the name of a broker, bank or other holder of record, you may attend the meeting, but you may not vote at the meeting unless you have first obtained a proxy, executed in your favor, from the holder of record.

         Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and return the proxy card enclosed with this notice as soon as possible so that your shares can be voted. You may revoke your proxy at any time prior to its exercise by filing a written notice with the Secretary of the Company prior to the meeting, by executing another proxy dated after the proxy to be revoked and prior to the meeting or by personally attending the meeting and voting.


                                  By Order of the Board of Directors,



                                  Leonard J. Sokolow, President


Miami, Florida
February ___, 1996

                         THE AMERICAS GROWTH FUND, INC.
                        701 BRICKELL AVENUE, SUITE 2000
                              MIAMI, FLORIDA 33131

                                PROXY STATEMENT


         The Board of Directors of The Americas Growth Fund, Inc. (the "Company") is soliciting proxies, the form of which is enclosed, to be used at the Annual Meeting of Stockholders to be held at the Sheraton Biscayne Bay, 495 Brickell Avenue, Miami, Florida on April 4, 1996, at 10:00 a.m. local time, or at any adjournment thereof.

         To ensure adequate representation at the meeting, stockholders are requested to sign the enclosed proxy and to return it promptly. Only stockholders of record at the close of business on January 24, 1996 (the "Record Date") will be entitled to vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying form of proxy is February ___, 1996.

         Any stockholder giving a proxy has the power to revoke it at any time before it is voted. A stockholder may revoke a proxy by sending a written revocation prior to the meeting or by attending the meeting and voting in person. If a proxy is signed with a preference indicated, the shares represented thereby will be voted accordingly, but if no choice has been specified, the shares will be voted (i) FOR the election of the nominees listed on the proxy card; and (ii) FOR the proposal to withdraw the Company's election as a business development company under the Investment Company Act of 1940 (the "1940 Act"), as a result of which the Company will no longer be subject to regulation under the 1940 Act. The Board of Directors is not aware of any matters which will come before the meeting other than as described above. If such matters are presented, however, the named proxies, in the absence of instructions to the contrary, will vote such proxies in accordance with the discretion of such named proxies on such other business as may properly come before the meeting.

         Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes and abstentions will have the same effect as votes against the proposal.

         In the event that a quorum is present or represented by proxy at the meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies in accordance with Maryland law. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment.

         As of January 24, 1996, there were outstanding 1,265,100 shares of the Company's common stock, par value $.01 per share ("Common Stock"). No other class of stock is issued by the Company and each share is entitled to one vote.

         The principal executive offices of the Company are located at 701 Brickell Avenue, Suite 2000, Miami, Florida 33131.

I.       ELECTION OF DIRECTORS

         The stockholders of the Company will elect two directors of the Company at the Annual Meeting. The nominees listed below have consented to being named a nominee in the proxy statement and have agreed to serve as a director if elected at the Annual Meeting. If prior to the Annual Meeting, any nominee should become unavailable to serve, and if the Board of Directors of the Company ("Board") does not accordingly reduce the number of directorships available, the proxies will be voted for a nominee designated by the Board of Directors. The Board of Directors knows of no reason to anticipate that this will occur.

         In accordance with the Company's Articles of Incorporation and Bylaws, the Board is divided into three classes, designated Class I, Class II and Class
III. At the Annual Meeting, shareholders will be electing Class I directors. Class II and Class III directors will be elected at the Company's annual meetings in 1997 and 1998, respectively. Each class, upon election, serves for a three-year term. The current term of Class I directors extends to August 1995 and until their successors have been elected and qualified. The term of the Class I directors elected at the Annual Meeting will extend to the date of the Company's 1999 annual meeting.

         The affirmative vote of at least a majority of the shares present or represented by proxy is necessary to elect each director. It is the intention of the persons named in the proxy to vote for the nominees named herein. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN.

INFORMATION REGARDING CLASS I NOMINEES

         The names of, and certain information with respect to, the persons nominated for election as Class I directors is provided below:

         Sanford B. Cohen, age 39, has been a director of the Company since inception. In 1985, Mr. Cohen co- founded Prescott Valley Broadcasting Co., Inc., owner of KIHX-FM and KQNA-AM radio stations in Prescott Valley, Arizona, and has been its President since its inception. From 1982 to 1984, Mr. Cohen was Vice President of National Phonecasting Co., a joint venture with Gannett Broadcasting Corp., a private company engaged in telephone broadcasting of financial information, Mr. Cohen received his B.A. degree in Economics in 1979 from Michigan State University.

         Martin C. Engelmann, age 54, has been a director of the Company since inception. In 1984, Mr. Engelmann co-founded Dale-Mar Associates, Inc., a management consulting firm specializing in companies in the health care industry with distribution in the Caribbean, and has been its President since its inception. Since November 1988, Mr. Engelmann has been a director of Miller Industries, Inc., a public company engaged in manufacturing and marketing of glass doors and windows. Mr. Engelmann received a B.S. degree in Business Administration from The University of Florida in 1963.

INFORMATION REGARDING CLASS II DIRECTORS--FOR INFORMATIONAL PURPOSE--NOT TO BE ELECTED AT THE 1996 ANNUAL MEETING

         Hon. J. Antonio Villamil, age 48, has been Vice Chairman - International Strategy, Secretary and a director of the Company since inception. Since January 1993, Mr. Villamil has been President and Chief Executive Officer of the Washington Economics Group, Inc., an economic, financial, and government relations adviser. From April 1989 to January 1993, Mr. Villamil served as Chief Economist of the United State Department of Commerce, and most recently as Under Secretary for Economic Affairs. From January 1981 to April 1989, Mr. Villamil was employed by Southeast Bank, N.A., most recently as Senior Vice President and Chief Economist, Corporate Planning and Economics Department, Office of the Chairman of the Board. From 1978 to 1981, Mr. Villamil was employed by Crocker National Bank, most recently as its Vice President and Economist, Economics Department. Mr. Villamil received a B.S. degree in Economics in 1968 and a Master of Arts in Economics in 1971 from Louisiana State University.

         Neil R. Winter, age 42, has been a director of the Company since February, 1995. Since June 1985, Mr. Winter was a shareholder in the CPA firm of Winter, Scheifley & Associates, P.C.. He received a Bachelor of Science degree from Boston University in 1974 and is licensed ass a Certified Public Accountant in the states of Colorado and Florida. Mr. Winter is also a member of the Colorado Society of Certified Public Accounts and the American Institute of Certified Public Accountants.

INFORMATION REGARDING CLASS III DIRECTORS--FOR INFORMATIONAL PURPOSE--NOT TO BE ELECTED AT THE 1996 ANNUAL MEETING

         Leonard J. Sokolow, age 39, has been Chairman of the Board, President, Chief Financial Officer and Portfolio Manager of the Company since inception. Since August 1993, Mr. Sokolow has been President and Chief Executive Officer of Genesis Partners, Inc. a privately-held corporation which provides domestic and international investment banking and financial advisory services. From May 1988 to July 1993, Mr. Sokolow was employed by Windmere Corporation, a public corporation engaged in the manufacture and distribution of personal care products and small household appliances, most recently as its Executive Vice President-Operations, Administration and Finance and General Counsel. Since September 1992, Mr. Sokolow has been a director of Video Jukebox Network, Inc. ("Video Jukebox"), a public company in the entertainment industry, and Video Jukebox Network International Limited, a subsidiary of Video Jukebox. Since March 1990, Mr. Sokolow has served as a director of Catalina Lighting, Inc., a public company engaged in the import and distribution of commercial and residential electrical lighting. Since April of 1995 Mr. Sokolow has been a director of Ezcony Interamerica, Inc. a distributor of electronic products and CD Rom programming to Latin America. Mr. Sokolow received a B.A. degree with majors in Economics and Accounting from The University of Florida in 1977, a J.D. degree from The University of Florida School of Law in 1980 and an L.L.M. (Taxation) degree from The New York University Graduate School of Law in 1982, Mr. Sokolow is a Certified Public Accountant.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

         The following table sets forth information for the period from inception (June 3, 1994) through December 31, 1995 of the respective compensation earned by the Chief Executive Officer of the Company and the other executive officer who earned in excess of $100,000 (of which there were none), (the "Named Executive") in all capacities in which he served.

                              Annual Compensation
                              -------------------

         Name and Principal
              Position                      Year               Salary          Bonus Plan
         -----------------                  ----               ------          ----------
         Leonard J. Sokolow,                1995               $91,500           $2,700
         Chairman of the Board              1994               $33,115            -0-
         President, Chief Executive
         Officer & Portfolio Manager

         The Company has implemented an employee profit sharing plan (the "Plan") which provides for payment of a performance fee in an amount equal to 20% of net income after taxes in each fiscal year, computed from the end of the last fiscal year in respect of which performance fees were paid ("Plan Income"). Such performance fee shall be payable regardless of the amount of net income. Pursuant to his employment agreement, Mr. Sokolow will receive 10% of Plan Income, if any; provided, however, that the amount so distributable to Mr. Sokolow in any given year shall not exceed 50% of all amounts eligible to be distributed under the Plan.

         Directors, other than Mr. Sokolow, will receive an annual fee of $2,500 for serving on the Board of Directors plus $250 and out-of-pocket expenses for each meeting attended. During the fiscal year 1995, the Board of Directors met four times, with no member attending less than 75% of the meetings.

         Other than the Plan, the Company does not have any stock option, annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers or directors are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In September 1995 the Company entered into a month to month consulting agreement with the Washington Economics Group, Inc. ("WEG"), of which Hon. J. Antonio Villamil, Vice Chairman - International Strategy and a director of the Company, is President and Chief Executive Officer. Pursuant to the consulting agreement, WEG will receive a monthly retainer of $3,000 in exchange for providing up to 20 hours of consulting services per month. WEG shall receive additional compensation of $200 per hour for any consulting services provided in excess of 60 hours per three month period. In its capacity as a consultant, WEG shall consult with the Portfolio Manager in analyzing investments, assist management in investor relations and, as requested, prepare formal presentations to the Board of Directors and the advisory Board on market developments in Latin America and the Caribbean.

CERTAIN FILINGS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership in the Common Stock. Executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

         To the Company's knowledge, based on copies of such reports furnished to the Company and representations by persons that would be required to file such forms, all of such executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities complied with all Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of December 21, 1995, the beneficial ownership of the Common Stock of (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.

                                                       Number of Shares
Name and Address                                          Beneficially                     Percentage
of Beneficial Owner(1)                                     Owned(2)                         of Class
----------------------                                 -----------------                   -----------
Leonard J. Sokolow(3) . . . . . . . . . . . . . . .           100                              *
Hon. J. Antonio Villamil  . . . . . . . . . . . . .            -0-                             *
Neil R. Winter  . . . . . . . . . . . . . . . . . .            -0-                             *
Sanford B. Cohen  . . . . . . . . . . . . . . . . .            -0-                             *
Martin C. Engelmann . . . . . . . . . . . . . . . .            -0-                             *
*Less than 1%

(1) The business address for purposes hereof of all of the Company's directors and executive officers is in care of the Company.
(2) Unless otherwise noted, the Company believes that all persons in the table have sole voting and disposition power with respect to all shares of Common Stock beneficially owned by them.
(3) Additionally represents all directors and officers as a group (5 persons).

II. PROPOSAL TO WITHDRAW THE COMPANY'S ELECTION AS A BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT.

GENERAL

      The Company has been formed as a non-diversified, closed-end management investment company electing to be treated as a business development company under the 1940 Act. As a result of being a business development company, the Company has been exempt from being "registered" as an investment company under the 1940 Act, although the Company is still subject to significant regulation under the 1940 Act. See "Requirements under the 1940 Act" below.

      The Board of Directors of the Company has unanimously determined that, for the reasons set forth below, it is in the best interest of the Company and its stockholders to seek stockholder approval to withdraw the Company's election as a business development company. The 1940 Act provides that a business development company shall not withdraw its election as a business development company, unless authorized by a vote of a majority of its outstanding voting securities. Accordingly, the Board has authorized the solicitation of stockholder approval to effectuate such withdrawal.

      The Board determined that a withdrawal of its election as a business development company is in the best interest of the Company in order to effectuate the Company's strategic goals to acquire one or more operating businesses. The acquisition of an operating business will be for the principle purpose of deriving the benefit of the earnings from the conduct of such business acquired rather than for the purpose of obtaining dividend and interest income through the efforts of others and disposing of such business after it has appreciated in value. The Company plans to participate in the management of such acquired business through Board representation and officers of the Company who will serve as directors or officers, or both, of the new business.

      Consistent with the Company's strategic goals, the Company has entered into a non-binding letter of intent to acquire, via merger, Tallard Technologies B.V. ("Tallard"), a privately-held Dutch holding company, which through its locations in the U.S., Brazil and Mexico is engaged in the sale and distribution of computers, peripherals, software and services related to the information processing industry. The Company's merger with Tallard is subject to the approval of the stockholders of the Company. Stockholders will have an opportunity to consider and vote upon the proposed merger with Tallard at the Company's 1996 Annual Meeting of Stockholders that is presently intended to be held during the second quarter of 1996. For additional information regarding the Company's letter of intent with Tallard, see "Contemplated Merger with Tallard" below.

      YOU ARE NOT BEING ASKED TO APPROVE THE PROPOSED TALLARD MERGER AS PART OF THIS PROXY STATEMENT. PRIOR TO SUCH MERGER AND AS REQUIRED BY APPLICABLE MARYLAND LAW, THE COMPANY WILL SOLICIT STOCKHOLDER APPROVAL BY MEANS OF A SUBSEQUENT PROXY STATEMENT.

      As a result of a merger with Tallard or another company, the Company is not expected in the future to fall within the statutory definition of an "investment company" under the 1940 Act. Since, the exemptive benefits of the 1940 Act business development company election will no longer be relevant to the Company, the Board has concluded that it is not in the best interest of the Company to unnecessarily subject the Company to the limitations and regulatory burdens imposed under the 1940 Act upon business development companies. In addition, the Board believes that, even if the Tallard merger is not consummated as contemplated, the Company would be more attractive to other merger candidates as a non-business development company. Other than the letter of intent with Tallard, the Company presently does not have any agreement, understanding or arrangement with respect to the acquisition of, or merger with, another business.

      Following stockholder approval of this proposal, the Board will pass a resolution in accordance with Rule 3a-2 under the 1940 Act whereby the Company will not be deemed to be engaged in the business of investing, reinvesting, owning, holding or trading in securities during a period of time (not to exceed one year) and that the Company has a bona fide intent to be engaged primarily, as soon as is reasonably possible (in any event by the termination of such period of time), in a business other than that of investing, reinvesting, owning, holding or trading in securities. Following adoption of such resolution pursuant to Rule 3a-2 and subsequent filing of a notification of such withdrawal with the Commission, the Company will no longer be considered either a registered investment company nor an investment company election status as a business development company, and accordingly, will no longer be subject to the 1940 Act. The Company will, however, continue to be registered under the Securities Exchange Act of 1934 and the Common Stock will continue to be listed on the NASDAQ SmallCap Market.

      Approval of the proposal to withdraw the Company's election as a business development company under the 1940 Act requires the affirmative vote of the holders of more than 50% of the Company's outstanding Common Stock. In addition, this proposal will require an amendment to the Company's Articles of Incorporation to delete the reference in Article III thereof that the purpose for which the Company is formed is "to act as a closed-end management investment company, electing status as a Business Development Company under the Investment Company Act of 1940." Accordingly, stockholder approval of this proposal will be deemed to include approval of such an amendment to Article III of the Company's Articles of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

CERTAIN REQUIREMENTS UNDER THE 1940 ACT

      A company falling within the definition of the term "investment company" under the 1940 Act is required to register with the Commission as such unless an exemption from such registration is available. In 1980, the 1940 Act was amended to provide for the regulation of business development companies and to exempt such companies from registration under the 1940 Act. A business development company is, in effect, a closed-end investment company that: (i) is operated for the purpose of making investments in small and developing businesses; (ii) makes available significant managerial assistance to its portfolio companies; and (iii) notifies the Commission of its election to be treated as a business development company under the 1940 Act.

      As a result of the Company's election to be a business development company, the Company has been exempt from the requirement to register as an investment company under the 1940 Act. However, the Company has been subject to the 1940 Act's provisions and rules applicable to business development companies, as well as numerous provisions of the 1940 Act applicable to registered closed-end investment companies. These consist of extensive regulations relating to the business development companies' operations, including: (i) capital structure requirements;

(ii) limits on the sources of funds from which the Company may make distributions, (iii) limits on the Company's ability to distribute and repurchase its securities; (iv) requirements relating to disinterested persons;
(v) restrictions on executive compensation arrangements; and (vi) limitations on transactions with affiliates.

      A business development company may not withdraw its election as a business development company unless authorized by the vote of a majority of its outstanding voting securities. Following approval by the Company's stockholders of the proposal, the Company will file with a Commission a notice of withdrawal of election to be a business development company on Form N-54C pursuant to the 1940 Act. Withdrawal of the election is effective upon the filing of a Form N-54C notification.

      After withdrawal of its election as a business development company, the Company will not be required to register as an investment company under the 1940 Act based on the exemption provided by Rule 3a-2 under the 1940 Act for transient investment companies. Under Rule 3a-2, a company is deemed not to be engaged in the business of investing, reinvesting, owning, holding or trading in securities during a prior of time not to exceed one year where there is a bona fide intent on the part of the company to be engaged primarily, as soon as it is reasonably possible (in any event by the termination of such period of time), in business other than that of investing, reinvesting, owning, holding or trading in securities. In accordance with Rule 3a-2, the Board will approve a resolution evidencing such intent following stockholder approval of the proposal.

CONTEMPLATED MERGER WITH TALLARD

      SET FORTH BELOW IS A DISCUSSION OF THE COMPANY'S NON-BINDING LETTER OF INTENT WITH TALLARD. PLEASE NOTE THAT YOU ARE NOT BEING ASKED TO CONSIDER OR VOTE UPON THIS TRANSACTION AS PART OF THIS PROXY STATEMENT. THIS INFORMATION IS BEING PROVIDED TO YOU AT THIS TIME SOLELY FOR YOUR INFORMATION. SUBJECT TO THE NEGOTIATION OF A DEFINITIVE AGREEMENT, THE COMPANY'S MANAGEMENT WILL SUBMIT THIS MATTER TO STOCKHOLDERS FOR VOTE AS REQUIRED BY MARYLAND LAW AND THE COMPANY'S ARTICLES OF INCORPORATION PRIOR TO ANY SUCH MERGER. ALTHOUGH THERE CAN BE NO ASSURANCE THAT THE PARTIES WILL AGREE TO THE TERMS FOR THE DEFINITIVE AGREEMENT, IT IS ANTICIPATED THAT STOCKHOLDER APPROVAL OF THE TRANSACTION WILL BE SOLICITED DURING THE SECOND QUARTER OF 1996.

      On November 21, 1995, the Company entered into a non-binding letter of intent with Tallard, a privately-held Dutch holding company, which through its locations in the U.S., Brazil and Mexico is engaged in the sale and distribution of computers, peripherals, software and services related to the information processing industry. Tallard has a distribution agreement with Apple Computer, Inc. ("Apple") and believes it is the largest distributor of Apple products to independent resellers located in the Caribbean and Latin America. Tallard recently acquired a 35.5% interest in Grupo Qualita, S.A. de C.V., one of the largest value added resellers or "VAR" in Latin America for Hewlett Packard, its primary vendor, and has distribution agreements with various other significant vendors. Tallard also provides services in the areas of installation, networking system integration and training.

      Under the terms of the letter of intent, the Company will acquire all of the outstanding securities of Tallard in exchange for the issuance of approximately 8,088,406 shares of Common Stock to the sole stockholder of Tallard, a European charitable trust (the "Trust") or a company controlled thereby. As part of the proposed transaction, a company owned by the Trust and

Leonard J. Sokolow, the Company's President, will invest approximately $5,820,000 and $180,000, respectively, to purchase shares of the Company's common stock at a purchase price of approximately $2.44 per share.

      If this transaction is completed, Mr. Peder Wallenberg, a Swedish investor, would serve as the Chairman of the Company. Messrs. Sokolow and Villamil, current members of the Board, will also serve on the board of the Company after the merger.

      As part of the transaction, the Company presently intends to issue a warrant ("Warrant") to each of its stockholders for each four shares of Common Stock owned of record upon the closing of the merger. Each warrant will entitle the holder to purchase one share of Common Stock at an exercise price of $2.50 per share. The letter of intent also provides for the grant of stock options ("Options") to purchase up to 500,000 shares of Common Stock to Tallard's current management at an exercise price not less than $2.50 per share and the grant of options to each of the current members of the Board (excluding Mr. Sokolow) to purchase 5,000 shares of Common Stock at an exercise price of $2.50 per share.

      It is intended that the Warrants, Options, the shares of Common Stock underlying the Warrants and the Common Stock issued to the Trust will be registered for sale with the Commission. The Trust and Mr. Sokolow will forfeit 50% of their Warrants if the Company does not realize $2,200,000 in pre-tax earnings in 1996. In addition, the shares of Common Stock, Warrants and Options issued to the Trust, Mr. Sokolow and Tallard's management will subject to a two year lock-up period during which such securities may not be publicly sold.

      The contemplated merger with Tallard is subject to the negotiation of a definitive agreement and approval of the definitive terms and conditions of the transactions by the stockholders of the Company and Tallard. Management of the Company expects this matter to be submitted to stockholders in the second quarter of 1996.

OTHER MATTERS

      The Board of Directors knows of no other matter to be acted upon at the meeting and does not intend to present any other matters. If any other matters properly come before the meeting or any adjournments or postponements thereof, however, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying form of proxy in accordance with their best judgment.

      The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any additional material which may be furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries and custodians their out-of-pocket expenses for sending proxy material to beneficial owners. The solicitation of proxies may be made by mail, telephone or telegram and may be made by directors, officers and employees of the Company without extra remuneration.

                               By Order of the Board of Directors,




                               Leonard J. Sokolow, President

                                                                      APPENDIX A


                        THE AMERICAS GROWTH FUND, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - APRIL 4, 1996

      The undersigned hereby appoints Leonard J. Sokolow and the Hon. J. Antonio Villamil, or either of them, with full power of substitution, as proxy for the undersigned, at the Annual Meeting of Stockholders of The Americas Growth Fund, Inc. (the "Company"), to be held on Thursday, April 4, 1996, at 10:00 a.m. local time, or at any adjournment thereof, to vote shares, execute consents, and otherwise act for the undersigned in the same manner as if the undersigned were personally present, for the proposals below and any other matter properly brought before the meeting or any adjournment thereof, all as set forth in the Proxy Statement dated February __, 1996. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE FOLLOWING PROPOSALS.

I.   ELECTION OF CLASS I DIRECTORS

        SANFORD B. COHEN          FOR  _________   AGAINST _________
        NEIL R. WINTER            FOR  _________   AGAINST _________

II. PROPOSAL TO WITHDRAW THE COMPANY'S ELECTION AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS A RESULT OF WHICH THE COMPANY WILL NO LONGER BE SUBJECT TO REGULATION UNDER SUCH ACT.

       FOR ________              AGAINST _______          ABSTAIN _______
                              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                         (CONTINUED FROM OTHER SIDE)

                              Number of Shares:
                                               ----------------------------

                              Dated:                                 , 1996
                                      -------------------------------

                              ---------------------------------------------
                              Signature

                              ---------------------------------------------
                              Signature, if held jointly

                              Please sign exactly as your name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by any authorized person.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE